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                                                                    Exhibit 10.2

                      SECOND AMENDMENT TO CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the "AMENDMENT") is entered into effective as of May 1, 2001, among Range Energy Finance Corporation, a Delaware corporation ("BORROWER"), Compass Bank, an Alabama state chartered Bank, as Collateral Agent (in such capacity, "COLLATERAL AGENT"), Credit Lyonnais New York Branch, as Administrative Agent (in such capacity, "ADMINISTRATIVE AGENT"), and the LENDERS (herein so called) named on SCHEDULE 2 (as amended and supplemented from time to time) of the Credit Agreement (as hereinafter defined).

                                 R E C I T A L S
                                 ---------------

         A. Borrower, Lenders, Collateral Agent and Administrative Agent entered into that certain Credit Agreement dated as of December 14, 1999 (as modified and amended pursuant to that certain First Amendment to Credit Agreement dated as of May 19, 2000, the "CREDIT AGREEMENT"). Unless otherwise indicated herein, all capitalized and undefined terms used herein shall have the same meanings as set forth for such terms in the Credit Agreement, and all Section references are to Sections in the Credit Agreement.

         B. Borrower has requested that the Lenders modify and amend certain terms and provisions of the Credit Agreement to (i) extend the Stated-Termination Date from December 14, 2002 to January 1, 2004, and (ii) increase the amount of Subordinated Debt which may be repaid from time to time pursuant to Section 9.2(b)(iii)(x) of the Credit Agreement.

          C. The Lenders are willing to so amend the Credit Agreement, as requested, but only upon the condition that Borrower and the Lenders shall have executed and delivered this Amendment and that Borrower shall have fully satisfied the terms and conditions hereof.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, Collateral Agent, Administrative Agent and the Lenders hereby agree, as follows:

PARAGRAPH 1. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is hereby amended, as follows:

         1.1 AMENDMENT TO SECTION 1.1. The definition of the term "Stated-Termination Date" in Section 1.1 is hereby amended, in its entirety, to read as follows:

                  STATED-TERMINATION DATE means January 1, 2004.

         1.3 AMENDMENT TO SECTION 9.2. SECTION 9.2 is amended, by replacing each reference to the amount "$1,500,000" in subsection
                  (b)(iii)(x) thereof with the amount "$3,000,000."

PARAGRAPH 2. AMENDMENT EFFECTIVE DATE. This Amendment shall be binding upon all parties to the Loan Documents on the last day upon which counterparts of this Amendment shall have been executed and delivered to Administrative Agent by Borrower, Collateral Agent, Administrative Agent, and the Lenders or when Administrative Agent shall have received telecopied, telexed, or other evidence satisfactory to it that all such parties have executed and are delivering to Administrative Agent counterparts thereof, and upon payment of all fees and expenses set forth in the separate letter agreement of even effective date herewith between Borrower and Administrative Agent.

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Upon satisfaction of the foregoing conditions, this Amendment shall be deemed effective on and as of the date first above written (the "AMENDMENT EFFECTIVE DATE").

PARAGRAPH 3. REPRESENTATIONS AND WARRANTIES. As a material inducement to Lenders to execute and deliver this Amendment, Borrower hereby represents and warrants to Lenders (with the knowledge and intent that Lenders are relying upon the same in entering into this Amendment) the following: (a) the representations and warranties in the Credit Agreement and in all other Loan Documents are true and correct on the date hereof in all material respects, as though made on the date hereof; and (b) except for matters being modified by this Amendment, no Default or Potential Default exists under the Loan Documents.

PARAGRAPH 4. ACKNOWLEDGMENT OF CURRENT BORROWING BASE. The parties hereto acknowledge, agree and reaffirm that the Borrowing Base in effect from and after the date hereof until the next determination thereof pursuant to SECTION 2.6 of the Credit Agreement shall be $30,000,000.

PARAGRAPH 5. MISCELLANEOUS.

         5.1 EFFECT ON LOAN DOCUMENTS. The Credit Agreement and all related Loan Documents shall remain unchanged and in full force and effect, except as provided in this Amendment, and are hereby ratified and confirmed. On and after the Amendment Effective Date, all references to the "Credit Agreement" shall be to the Credit Agreement as herein amended. The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any Rights of the Lenders under the Credit Agreement or any Loan Documents, nor constitute a waiver under the Credit Agreement or any other provision of the Loan Documents.

         5.2 REFERENCE TO MISCELLANEOUS PROVISIONS. This Amendment and the other documents delivered pursuant to this Amendment are part of the Loan Documents referred to in the Credit Agreement, and the provisions relating to Loan Documents set forth in SECTION 14 are incorporated herein by reference the same as if set forth herein verbatim.

         5.3 COSTS AND EXPENSES. Borrower agrees to pay promptly the reasonable fees and expenses of counsel to Administrative Agent for services rendered in connection with the preparation, negotiation, reproduction, execution, and delivery of this Amendment.

         5.4 COUNTERPARTS. This Amendment may be executed in a number of identical counterparts, each of which shall be deemed an original for all purposes, and all of which constitute, collectively, one agreement; but, in making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart. It is not necessary that all parties execute the same counterpart so long as identical counterparts are executed by Borrower, each Lender, Collateral Agent and Administrative Agent.

         5.5 THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

      [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK. SIGNATURE PAGES FOLLOW.]


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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment in multiple counterparts effective as of the Amendment Effective Date.


                                     RANGE ENERGY FINANCE CORPORATION, as
                                     Borrower


                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                     CREDIT LYONNAIS NEW YORK BRANCH,
                                     as Administrative Agent and as a Lender


                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                     COMPASS BANK, as Collateral Agent and as a Lender


                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------



            [SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT}